UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2014

World Energy Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34289	04-3474959
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

100 Front Street Worcester, Massachusetts	01608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 459-8100

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement and the Tender Offer

On November 4, 2014, World Energy Solutions, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with EnerNOC, Inc. (“Parent”) and Wolf Merger Sub Corporation, a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Parent and Merger Sub will commence an offer (the “Offer”) to acquire all of the outstanding shares of the Company’s common stock (the “Shares”), at a price of $5.50 per share in cash (the “Offer Price”). The Merger Sub is required to commence the Offer no later than 10 business days after the date of the Merger Agreement. If the Offer is consummated, Shares not tendered will be acquired by Merger Sub in a second step merger (the “Merger”) for the Offer Price.

Completion of the Offer is subject to a number of conditions, including (i) that a majority of the Shares outstanding be validly tendered and not validly withdrawn prior to the expiration of the Offer; (ii) completion of a 55-day “go-shop” period during which time the Company will solicit alternative proposals to the Offer and Merger and (iii) certain other customary conditions which are included as Annex I to the Merger Agreement and will be described in detail in the Merger Sub’s tender offer materials that will be filed with the U.S. Securities and Exchange Commission (the “SEC”). The Offer and the Merger are not subject to any financing conditions.

Concurrently with the execution of the Merger Agreement, Parent and Merger Sub entered into Tender and Support Agreements with each of the members of the Company’s board of directors (the “Board”) and certain other officers of the Company owning Shares pursuant to which such individuals agreed to tender their Shares in the Offer. These agreements will automatically terminate if the Merger Agreement is terminated. The Company is not a party to the tender and support agreements.

The Board has approved the Merger Agreement and unanimously recommends that stockholders of the Company tender their Shares in the Offer. The Company will file a Schedule 14D-9 with the SEC containing the recommendation of the Board on the same day that the Offer is commenced.

Following the completion of the Offer and, subject to the satisfaction or waiver of certain customary conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law (the “DGCL”) that does not require any additional stockholder approvals. Pursuant to the Merger, any remaining Shares of the Company not validly tendered pursuant to the Offer (other than any (i) Shares owned by Parent, Merger Sub or any other affiliate of Parent that is directly or indirectly wholly owned by the ultimate parent of Parent, (ii) Shares owned by the Company or any direct or indirect wholly-owned subsidiary of the Company and (iii) Shares held by the Company’s stockholders who properly demand and perfect dissenters’ rights in accordance with Section 262 of the DGCL and who, as of the effective time of the Merger, have not effectively withdrawn or lost such dissenters’ rights) will be cancelled and converted automatically into the right to receive cash in an amount equal to the Offer Price. In addition, holders of vested stock options shall receive per share the Offer Price less the per share exercise price for the shares underlying such options, and holders of unvested stock options shall receive an option to purchase Parent shares of common stock based on an equity award exchange ratio set forth in the Merger Agreement.

Concurrently with the closing of the Merger, the Company and Parent will cause a certificate of merger (the “Certificate of Merger”) to be filed with the Secretary of State of the State of Delaware under the DGCL. The Merger will be effective at the time of such filing or such later time as specified in the Certificate of Merger and agreed to by the Company and Parent in writing (the “Effective Time”). As the surviving corporation (the “Surviving Corporation”), the Company will continue to exist following the Merger as a wholly-owned subsidiary of Parent.

Parent and the Company have made customary representations, warranties and covenants in the Merger Agreement, including covenants (i) to promptly make all filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable laws with respect to the Offer and the Merger; and (ii) to use their commercially reasonable efforts to take all appropriate action to consummate and effectuate the Offer, the Merger and the other transactions contemplated by the Merger Agreement. Additionally, prior to consummation of the Merger, the Company has agreed to conduct its business in all material respects in the ordinary and usual course and to comply with certain other operating covenants through the consummation of the Merger.

During the period beginning on the date of the Merger Agreement and continuing until 11:59 p.m., New York City time, on December 29, 2014 (the “Go-Shop Period”), the Company has the right to directly or indirectly initiate, solicit or encourage any Takeover Proposals (as defined in the Merger Agreement) and waive standstill provisions to enable Takeover Proposals to acquire the Company to be submitted to the Company. At the end of the Go-Shop Period, the Company must cease any existing solicitation, encouragement, discussion or negotiation with any third parties but may continue to receive proposals and engage in discussions and activities with third parties that the Board believes in good faith is, or could reasonably be expected to result in, a Superior Proposal (as defined in the Merger Agreement).

Prior to the closing of the Offer, the Board may, subject to compliance with certain obligations described below, (i) terminate the Merger Agreement to enter into a definitive agreement with respect to a Superior Proposal, if the Board receives a Takeover Proposal that it determines in good faith constitutes a Superior Proposal and the Board determines in good faith, after consultation with its legal advisors, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law; or (ii) change its recommendation to the Company’s stockholders regarding tendering into the Offer and approving the Merger and related transactions and the Board determines in good faith, after consultation with its legal advisors, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law. The Company may not change its recommendation to the Company’s stockholders or terminate the Merger Agreement under the above “fiduciary out” unless (i) the Company gives Parent four (4) full business days’ (shortened to three (3) full business days in response to subsequent material amendments to any Takeover Proposal) notice that the Company intends to take such action and provides relevant information and materials; (ii) the Company provides Parent with at least four (4) full business days (or three (3) full business days as provided above) to make a revised proposal, during which the Company must negotiate in good faith; and (iii) after such period, the Board determines in good faith, after consultation with its legal and financial advisors, and taking into account any changes to the transaction documents, that the Takeover Proposal continues to constitute a Superior Proposal.

Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $1,028,066 if the Merger Agreement is terminated in connection with a Superior Proposal or $2,398,821 in the case of termination upon a breach by the Company or for any other reason of termination as permitted by the Merger Agreement. The Merger Agreement also provides that Parent will be required to pay the Company a reverse termination fee of $3,598,232 under certain circumstances specified in the Merger Agreement. The termination fee is the sole and exclusive remedy except in limited circumstances in the event of fraud or willful breach or in the event of a breach of “Go Shop” provisions.

The foregoing description of the Offer, the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC and it is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. In particular, the representations, warranties and covenants set forth in the Merger Agreement (a) were made solely for purposes of the Merger Agreement and the transactions contemplated therein and solely for the benefit of the contracting parties (except with respect to the rights of specific third parties enumerated in the Merger Agreement), (b) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement, (c) will not survive consummation of the Merger (except for the covenants that apply or are to be performed after the effective time of the Merger), (d) are qualified in certain circumstances by a materiality standard which may differ from what may be viewed as material by investors, (e) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (f) may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Investors are not third-party beneficiaries under the Merger Agreement, and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in subsequent public disclosure.

On November 4, 2014, the Company issued a press release to announce the Offer, the Merger and the other transactions contemplated by the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On November 3, 2014, the Board agreed to amend and restate the By-Laws of the Company (the “Amended and Restated By-Laws”), effective immediately, to provide that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the Company to the Company or the Company’s shareholders, (3) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware, and (4) any action asserting a claim by the internal affairs doctrine, in each case subject to the Court of Chancery of the State of Delaware having personal jurisdiction over the indispensable parties named as defendants therein.

The foregoing description is qualified in its entirety by the Amended and Restated By-Laws attached hereto at Exhibit 3.1.

Item 8.01.	Other Events

On November 3, 2014, the Company agreed to enter into an Indemnification Agreement with each member of the Board, the form of which is attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	EXHIBITS.

2.1	Agreement and Plan of Merger by and among World Energy Solutions, Inc., EnerNOC, Inc., and Wolf Merger Sub Corporation, dated November 4, 2014.

3.1	Amended and Restated By-Laws effective November 3, 2014.

10.1	Form of Director Indemnification Agreement.

99.1	Press Release dated November 4, 2014.

Important Additional Information

The tender offer described in this document has not yet commenced. This announcement is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company. At the time the offer is commenced, EnerNOC, Inc. and its wholly owned Subsidiary will file a Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (the “SEC”), and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. The Company’s stockholders and other investors are urged to read the tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents) and the Solicitation/ Recommendation Statement because they will contain important information which should be read carefully before any decision is made with respect to the tender offer.

The Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all stockholders of the Company at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be made available for free at the SEC’s web site at www.sec.gov. Free copies of these materials and certain other offering documents will be made available by the information agent for the offer.

In addition to the Solicitation/Recommendation Statement, the Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by the Company at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The Company’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that are not historical facts and are subject to risks and uncertainties that could cause actual results to differ materially from those described. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements often use words such as “anticipate,” “target,” “assume,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “hope,” “aim,” “continue,” “will,” “may,” “would,” “could,” “likely,” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements in this Form 8-K (including its exhibits) include statements regarding the Offer and the Merger, statements regarding the anticipated benefits of the transaction; statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; and any statements of assumptions underlying any of the foregoing. All forward-looking statements are based largely on current expectations and beliefs concerning future events, approvals and transactions that are subject to substantial risks and uncertainties. Factors that may cause or contribute to the actual results or outcomes being different from those contemplated by forward-looking statements include: risks and uncertainties associated with the tender offer, including uncertainties as to the timing of the tender offer and merger, uncertainties as to how many of the Company’s stockholders will tender their shares in the offer, the risk that competing offers will be made, and the possibility that various closing conditions for the transaction may not be satisfied or waived. Other factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements are discussed in the Company’s filings with the SEC, including in its periodic reports filed on Form 10-K and Form 10-Q with the SEC. Copies of the Company’s filings with the SEC may be obtained at the “Investors –In The News” section of the Company’s website at www.worldenergy.com. The forward-looking statements made in this communication are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ENERGY SOLUTIONS, INC.

Date: November 5, 2014	By:	/s/ Philip V. Adams
Philip V. Adams
President and Chief Executive Officer

EXHIBIT LIST

2.1	Agreement and Plan of Merger by and among World Energy Solutions, Inc., EnerNOC, Inc., and Wolf Merger Sub Corporation, dated November 4, 2014.

3.1	Amended and Restated By-Laws effective November 3, 2014.

10.1	Form of Director Indemnification Agreement.

99.1	Press Release dated November 4, 2014.